UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 4, 2004

                            THE KEITH COMPANIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           CALIFORNIA                    000-26561               33-0203193
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)


                               19 TECHNOLOGY DRIVE
                            IRVINE, CALIFORNIA 92618
          (Address of Principal Executive Offices, Including Zip Code)

                                 (949) 923-6001
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     Reference is made to the press release of The Keith Companies, Inc. issued on November 4, 2004, regarding earnings for the third quarter of fiscal 2004 and earnings guidance, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7.01 REGULATION FD DISCLOSURE.

     Reference is made to the press release of The Keith Companies, Inc. issued on November 4, 2004, regarding earnings for the third quarter of fiscal 2004 and earnings guidance, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.    DESCRIPTION

99.1 Press release dated November 4, 2004, regarding earnings for the third quarter of fiscal 2004 and earnings guidance.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 3, 2004                      THE KEITH COMPANIES, INC.



                                          /s/ Gary C. Campanaro
                                      By: --------------------------------------
                                          Gary C. Campanaro
                                          Chief Financial Officer and Secretary


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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION

99.1 Press release dated November 4, 2004, regarding earnings for the third quarter of fiscal 2004 and earnings guidance.